United States

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 3, 2014

NORTH VALLEY BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-10652	94-2751350
(Commission File Number)	(IRS Employer Identification No.)

300 Park Marina Circle, Redding, CA 96001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (530) 226-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 3, 2014, TriCo Bancshares and North Valley Bancorp issued a press release jointly announcing the receipt of regulatory approvals from the Federal Deposit Insurance Corporation and the California Department of Business Oversight for the merger of North Valley Bank, a subsidiary of North Valley Bancorp, with and into Tri Counties Bank, a subsidiary of TriCo Bancshares. A copy of the press release is being filed with this report as Exhibit 99.1 and is incorporated herein by reference.

The shareholders of TriCo Bancshares and North Valley Bancorp previously approved the merger transactions at meetings held on August 7, 2014. The closing is expected to occur on October 3, 2014, pending final regulatory approval by the Federal Reserve Bank of San Francisco and the satisfaction of other customary closing conditions.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated September 3, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH VALLEY BANCORP

	By:	/s/ Kevin R. Watson
Dated: September 5, 2014		Kevin R. Watson
Executive Vice President
Chief Financial Officer
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